Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
(Adopted Under Section 906 of the Sarbanes-Oxley Act of 2002)

The undersigned officers, Gary A. Shiffman and Fernando Castro-Caratini, hereby certify that to the best of their knowledge: (a) this Quarterly Report on Form 10-Q of Sun Communities, Inc., for the period ended September 30, 2022, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (b) the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Signature	Date
/s/ Gary A. Shiffman	October 25, 2022
Gary A. Shiffman, Chief Executive Officer

/s/ Fernando Castro-Caratini	October 25, 2022
Fernando Castro-Caratini, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Sun Communities, Inc. and will be retained by Sun Communities, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.